Exhibit 99.2

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
	2019	2018	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 10,791	10,664	1.2%	1.2	—

Europe	4,461	4,416	1.0	5.2	(4.2)
Western Hemisphere excluding U.S.	1,488	1,550	(4.0)	1.0	(5.0)
Asia-Pacific, Africa	3,989	3,718	7.3	7.5	(0.2)
International	9,938	9,684	2.6	5.4	(2.8)

Worldwide	$ 20,729	20,348	1.9%	3.2	(1.3)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
	2019	2018	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 31,323	31,255	0.2%	0.2	—

Europe	13,803	14,023	(1.6)	4.8	(6.4)
Western Hemisphere excluding U.S.	4,446	4,657	(4.5)	4.6	(9.1)
Asia-Pacific, Africa	11,740	11,252	4.3	7.2	(2.9)
International	29,989	29,932	0.2	5.7	(5.5)

Worldwide	$ 61,312	61,187	0.2%	2.9	(2.7)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
	2019	2018	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 1,394	1,370	1.7%	1.7	—
International	2,075	2,045	1.4	4.3	(2.9)
	3,469	3,415	1.6	3.3	(1.7)

Pharmaceutical
U.S.	6,340	6,097	4.0	4.0	—
International	4,537	4,249	6.8	10.0	(3.2)
	10,877	10,346	5.1	6.4	(1.3)

Medical Devices
U.S.	3,057	3,197	(4.4)	(4.4)	—
International	3,326	3,390	(1.9)	0.3	(2.2)
	6,383	6,587	(3.1)	(2.0)	(1.1)

U.S.	10,791	10,664	1.2	1.2	—
International	9,938	9,684	2.6	5.4	(2.8)
Worldwide	$ 20,729	20,348	1.9%	3.2	(1.3)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
	2019	2018	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 4,369	4,282	2.0%	2.0	—
International	5,962	6,035	(1.2)	4.3	(5.5)
	10,331	10,317	0.1	3.4	(3.3)

Pharmaceutical
U.S.	17,705	17,350	2.0	2.0	—
International	13,945	13,194	5.7	11.7	(6.0)
	31,650	30,544	3.6	6.2	(2.6)

Medical Devices
U.S.	9,249	9,623	(3.9)	(3.9)	—
International	10,082	10,703	(5.8)	(1.0)	(4.8)
	19,331	20,326	(4.9)	(2.4)	(2.5)

U.S.	31,323	31,255	0.2	0.2	—
International	29,989	29,932	0.2	5.7	(5.5)
Worldwide	$ 61,312	61,187	0.2%	2.9	(2.7)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	THIRD QUARTER

	2019		2018		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 20,729	100.0	$ 20,348	100.0	1.9
Cost of products sold	6,867	33.1	6,589	32.4	4.2
Gross Profit	13,862	66.9	13,759	67.6	0.7
Selling, marketing and administrative expenses	5,374	26.0	5,543	27.3	(3.0)
Research and development expense	2,599	12.5	2,508	12.3	3.6
In-process research and development	—	—	1,126	5.6
Interest (income) expense, net	(41)	(0.2)	68	0.3
Other (income) expense, net	214	1.0	3	0.0
Restructuring	69	0.4	88	0.4
Earnings before provision for taxes on income	5,647	27.2	4,423	21.7	27.7
Provision for taxes on income	814	3.9	489	2.4	66.5
Net earnings	$ 4,833	23.3	$ 3,934	19.3	22.9

Net earnings per share (Diluted)	$ 1.81		$ 1.44		25.7

Average shares outstanding (Diluted)	2,669.9		2,727.6

Effective tax rate	14.4%		11.1%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 7,116	34.3	$ 6,780	33.3	5.0
Net earnings	$ 5,672	27.4	$ 5,590	27.5	1.5
Net earnings per share (Diluted)	$ 2.12		$ 2.05		3.4
Effective tax rate	20.3%		17.6%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	NINE MONTHS

	2019		2018		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 61,312	100.0	$ 61,187	100.0	0.2
Cost of products sold	20,422	33.3	20,130	32.9	1.5
Gross Profit	40,890	66.7	41,057	67.1	(0.4)
Selling, marketing and administrative expenses	16,139	26.3	16,549	27.1	(2.5)
Research and development expense	8,123	13.3	7,551	12.3	7.6
In-process research and development	890	1.4	1,126	1.8
Interest (income) expense, net	(43)	(0.1)	340	0.6
Other (income) expense, net	(1,491)	(2.4)	427	0.7
Restructuring	162	0.3	187	0.3
Earnings before provision for taxes on income	17,110	27.9	14,877	24.3	15.0
Provision for taxes on income	2,921	4.8	2,622	4.3	11.4
Net earnings	$ 14,189	23.1	$ 12,255	20.0	15.8

Net earnings per share (Diluted)	$ 5.28		$ 4.49		17.6

Average shares outstanding (Diluted)	2,688.1		2,729.6

Effective tax rate	17.1%		17.6%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 22,597	36.9	$ 20,652	33.8	9.4
Net earnings	$ 18,283	29.8	$ 16,943	27.7	7.9
Net earnings per share (Diluted)	$ 6.80		$ 6.21		9.5
Effective tax rate	19.1%		18.0%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Third Quarter		% Incr. /
(Dollars in Millions Except Per Share Data)	2019	2018	(Decr.)

Earnings before provision for taxes on income - as reported	$ 5,647	4,423	27.7%
Intangible asset amortization expense	1,138	1,085
In-process research and development	—	1,126
Litigation expense, net	—	—
Restructuring/Other (1)	128	190
Actelion acquisition related cost	33	40
Auris Health acquisition related cost	65	—
AMO acquisition related cost	9	36
Unrealized loss/(gain) on securities	89	9
Contingent liability reversal	—	(184)
Diabetes asset impairment	—	—
Other	7	55
Earnings before provision for taxes on income - as adjusted	$ 7,116	6,780	5.0%

Net Earnings - as reported	$ 4,833	3,934	22.9%
Intangible asset amortization expense	1,011	968
In-process research and development	—	859
Litigation expense, net	—	—
Restructuring/Other	106	162
Actelion acquisition related cost	30	37
Auris Health acquisition related cost	51	—
AMO acquisition related cost	7	29
Unrealized loss/(gain) on securities	71	8
Contingent liability reversal	—	(184)
Diabetes asset impairment	—	—
Impact of tax legislation (2)	(391)	(265)
Other	(46)	42
Net Earnings - as adjusted	$ 5,672	5,590	1.5%

Diluted Net Earnings per share - as reported	$ 1.81	1.44	25.7%
Intangible asset amortization expense	0.38	0.35
In-process research and development	—	0.32
Litigation expense, net	—	—
Restructuring/Other	0.04	0.06
Actelion acquisition related cost	0.01	0.02
Auris Health acquisition related cost	0.02	—
AMO acquisition related cost	—	0.01
Unrealized loss/(gain) on securities	0.03	—
Contingent liability reversal	—	(0.07)
Diabetes asset impairment	—	—
Impact of tax legislation	(0.15)	(0.10)
Other	(0.02)	0.02
Diluted Net Earnings per share - as adjusted	$ 2.12	2.05	3.4%

Operational Diluted Net Earnings per share - as adjusted
at 2017 foreign currency exchange rates		2.08

Impact of currency at 2018 foreign currency exchange rates	0.05	(0.03)

Operational Diluted Net Earnings per share - as adjusted
at 2018 foreign currency exchange rates	$ 2.17	2.05	5.9%

(1) Includes $20M recorded in cost of products sold and $39M recorded in other (income) expense for the third quarter 2019. Includes $23M recorded in cost of products sold and $79M recorded in other (income) expense for the third quarter 2018.

(2) Includes foreign currency translation

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Nine Months YTD		% Incr. /
(Dollars in Millions Except Per Share Data)	2019	2018	(Decr.)

Earnings before provision for taxes on income - as reported	$ 17,110	14,877	15.0%
Intangible asset amortization expense	3,386	3,284
In-process research and development	890	1,126
Litigation expense, net	832	703
Restructuring/Other (1)	360	473
Actelion acquisition related cost	123	200
Auris Health acquisition related cost	56	—
AMO acquisition related cost	50	82
Unrealized loss/(gain) on securities	(217)	(3)
Contingent liability reversal	—	(184)
Diabetes asset impairment	—	4
Other	7	90
Earnings before provision for taxes on income - as adjusted	$ 22,597	20,652	9.4%

Net Earnings - as reported	$ 14,189	12,255	15.8%
Intangible asset amortization expense	2,836	2,931
In-process research and development	703	859
Litigation expense, net	684	609
Restructuring/Other	297	395
Actelion acquisition related cost	114	193
Auris Health acquisition related cost	44	—
AMO acquisition related cost	40	68
Unrealized loss/(gain) on securities	(171)	(2)
Contingent liability reversal	—	(184)
Diabetes asset impairment	—	3
Impact of tax legislation (2)	(391)	(253)
Other	(62)	69
Net Earnings - as adjusted	$ 18,283	16,943	7.9%

Diluted Net Earnings per share - as reported	$ 5.28	4.49	17.6%
Intangible asset amortization expense	1.06	1.07
In-process research and development	0.26	0.32
Litigation expense, net	0.25	0.22
Restructuring/Other	0.11	0.15
Actelion acquisition related cost	0.04	0.07
Auris Health acquisition related cost	0.02	—
AMO acquisition related cost	0.01	0.02
Unrealized loss/(gain) on securities	(0.06)	—
Contingent liability reversal	—	(0.07)
Diabetes asset impairment	—	—
Impact of tax legislation	(0.15)	(0.09)
Other	(0.02)	0.03
Diluted Net Earnings per share - as adjusted	$ 6.80	6.21	9.5%

Operational Diluted Net Earnings per share - as adjusted
at 2017 foreign currency exchange rates		6.04

Impact of currency at 2018 foreign currency exchange rates	0.18	0.17

Operational Diluted Net Earnings per share - as adjusted
at 2018 foreign currency exchange rates	$ 6.98	6.21	12.4%

(1) Includes $81M recorded in cost of products sold and $117M recorded in other (income) expense for nine months 2019 YTD. Includes $73M recorded in cost of products sold and $213M recorded in other (income) expense for nine months 2018 YTD.

(2) Includes foreign currency translation

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
THIRD QUARTER 2019 ACTUAL vs. 2018 ACTUAL

Segments

	Consumer	Pharmaceutical	Medical Devices	Total
WW As Reported	1.6%	5.1%	(3.1)%	1.9%
U.S.	1.7%	4.0%	(4.4)%	1.2%
International	1.4%	6.8%	(1.9)%	2.6%

WW Currency	(1.7)	(1.3)	(1.1)	(1.3)
U.S.	—	—	—	—
International	(2.9)	(3.2)	(2.2)	(2.8)

WW Operational	3.3%	6.4%	(2.0)%	3.2%
U.S.	1.7%	4.0%	(4.4)%	1.2%
International	4.3%	10.0%	0.3%	5.4%

OTC
Zarbees	(0.4)			(0.1)
U.S.	(1.0)			(0.1)
International	0.0			0.0

Diabetes Care
LifeScan			5.1	1.6
U.S.			4.0	1.2
International			6.1	2.1

Beauty
RoC	0.5			0.1
U.S.	1.1			0.1
International	0.1			0.0

Beauty
Dr. Ci Labo - Japan	(2.3)			(0.4)
U.S.	0.0			0.0
International	(3.9)			(0.8)

Specialty Surgery
Advanced Sterilization Products			2.1	0.7
U.S.			2.9	0.9
International			1.4	0.5

Baby Care
Baby Center	0.2			0.0
U.S.	0.5			0.1
International	0.0			0.0

All Other Acquisitions and Divestitures	0.0	0.0	0.0	0.0
U.S.	0.0	0.0	(0.1)	0.0
International	0.1	0.0	0.1	0.1

WW Adjusted Operational	1.3%	6.4%	5.3%	5.2%
U.S.	2.4%	4.0%	2.5%	3.4%
International	0.6%	10.0%	8.0%	7.3%

Note: Percentages are based on actual, non-rounded figures and may not sum

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
NINE MONTHS 2019 ACTUAL vs. 2018 ACTUAL

Segments

	Consumer	Pharmaceutical	Medical Devices	Total
WW As Reported	0.1%	3.6%	(4.9)%	0.2%
U.S.	2.0%	2.0%	(3.9)%	0.2%
International	(1.2)%	5.7%	(5.8)%	0.2%

WW Currency	(3.3)	(2.6)	(2.5)	(2.7)
U.S.	—	—	—	—
International	(5.5)	(6.0)	(4.8)	(5.5)

WW Operational	3.4%	6.2%	(2.4)%	2.9%
U.S.	2.0%	2.0%	(3.9)%	0.2%
International	4.3%	11.7%	(1.0)%	5.7%

Beauty
Nizoral	0.3			0.1
U.S.	0.2			0.0
International	0.4			0.1

OTC
Zarbees	(0.6)			(0.1)
U.S.	(1.5)			(0.2)
International	0.0			0.0

Diabetes Care
LifeScan			5.1	1.7
U.S.			4.0	1.2
International			6.1	2.2

Beauty
RoC	0.7			0.1
U.S.	1.3			0.2
International	0.2			0.0

Beauty
Dr. Ci Labo - Japan	(2.5)			(0.4)
U.S.	0.0			0.0
International	(4.2)			(0.9)

Specialty Surgery
Advanced Sterilization Products			1.4	0.5
U.S.			1.9	0.6
International			0.8	0.3

Baby Care
Baby Center	0.1			0.0
U.S.	0.2			0.0
International	0.0			0.0

All Other Acquisitions and Divestitures	0.1	0.0	0.1	0.1
U.S.	0.0	0.0	0.1	0.0
International	0.2	0.0	0.1	0.1

WW Adjusted Operational	1.4%	6.2%	4.3%	4.8%
U.S.	2.2%	2.0%	2.2%	2.1%
International	0.8%	11.7%	6.1%	7.6%

Note: Percentages are based on actual, non-rounded figures and may not sum

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2019	2018	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$91	120	(24.1)%	(24.1)%	—%
Intl	326	352	(7.3)	(4.9)	(2.4)
WW	417	472	(11.6)	(9.8)	(1.8)

BEAUTY
US	559	543	2.9	2.9	—
Intl	592	535	10.8	13.5	(2.7)
WW	1,151	1,078	6.8	8.1	(1.3)

ORAL CARE
US	156	158	(1.1)	(1.1)	—
Intl	223	226	(1.6)	1.1	(2.7)
WW	379	384	(1.4)	0.2	(1.6)

OTC
US	477	440	8.4	8.4	—
Intl	621	608	2.2	5.2	(3.0)
WW	1,098	1,048	4.8	6.5	(1.7)

WOMEN'S HEALTH
US	3	3	(4.0)	(4.0)	—
Intl	252	266	(5.4)	(1.3)	(4.1)
WW	255	269	(5.3)	(1.3)	(4.0)

WOUND CARE / OTHER
US	109	106	1.9	1.9	—
Intl	59	58	3.3	4.9	(1.6)
WW	168	164	2.4	3.0	(0.6)

TOTAL CONSUMER
US	1,394	1,370	1.7	1.7	—
Intl	2,075	2,045	1.4	4.3	(2.9)
WW	$3,469	3,415	1.6%	3.3%	(1.7)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2019	2018	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4)

IMMUNOLOGY
US	$2,582	2,400	7.6%	7.6%	—%
Intl	1,129	998	13.2	16.8	(3.6)
WW	3,711	3,398	9.3	10.3	(1.0)
REMICADE
US	749	987	(24.1)	(24.1)	—
US Exports (3)	88	100	(12.0)	(12.0)	—
Intl	299	292	2.5	6.1	(3.6)
WW	1,136	1,379	(17.6)	(16.9)	(0.7)
SIMPONI / SIMPONI ARIA
US	313	281	11.6	11.6	—
Intl	273	255	7.3	9.9	(2.6)
WW	586	536	9.6	10.8	(1.2)
STELARA
US	1,212	889	36.3	36.3	—
Intl	487	421	15.7	19.5	(3.8)
WW	1,698	1,310	29.6	30.9	(1.3)
TREMFYA
US	221	143	54.3	54.3	—
Intl	69	28	*	*	*
WW	290	171	69.0	70.3	(1.3)
OTHER IMMUNOLOGY (4)
US	—	—	—	—	—
Intl	2	2	(4.4)	(3.0)	(1.4)
WW	2	2	(4.4)	(3.0)	(1.4)

INFECTIOUS DISEASES
US	418	345	21.2	21.2	—
Intl	421	478	(12.0)	(9.0)	(3.0)
WW	839	823	1.9	3.6	(1.7)
EDURANT / rilpivirine
US	12	13	(7.3)	(7.3)	—
Intl	206	189	9.0	13.4	(4.4)
WW	218	202	7.9	12.1	(4.2)
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	373	297	25.4	25.4	—
Intl	135	193	(29.8)	(28.1)	(1.7)
WW	508	490	3.7	4.4	(0.7)
OTHER INFECTIOUS DISEASES
US	33	35	(4.3)	(4.3)	—
Intl	80	96	(17.4)	(14.9)	(2.5)
WW	113	131	(13.9)	(12.1)	(1.8)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2019	2018	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

NEUROSCIENCE
US	$785	651	20.7%	20.7%	—%
Intl	810	839	(3.5)	(1.4)	(2.1)
WW	1,595	1,490	7.1	8.2	(1.1)
CONCERTA / methylphenidate
US	84	57	48.2	48.2	—
Intl	109	100	9.4	10.6	(1.2)
WW	193	157	23.5	24.3	(0.8)
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	554	468	18.3	18.3	—
Intl	297	281	5.9	9.4	(3.5)
WW	851	749	13.7	15.0	(1.3)
RISPERDAL CONSTA
US	79	76	4.9	4.9	—
Intl	89	99	(10.5)	(7.5)	(3.0)
WW	167	175	(3.8)	(2.2)	(1.6)
OTHER NEUROSCIENCE
US	68	50	35.3	35.3	—
Intl	316	359	(12.5)	(11.5)	(1.0)
WW	384	409	(6.6)	(5.8)	(0.8)

ONCOLOGY
US	1,171	1,250	(6.3)	(6.3)	—
Intl	1,590	1,338	18.8	22.9	(4.1)
WW	2,761	2,588	6.7	8.8	(2.1)
DARZALEX
US	402	318	26.1	26.1	—
Intl	363	180	*	*	*
WW	765	498	53.5	56.6	(3.1)
IMBRUVICA
US	447	334	34.0	34.0	—
Intl	475	371	27.6	33.0	(5.4)
WW	921	705	30.6	33.5	(2.9)
VELCADE
US	—	—	—	—	—
Intl	149	271	(44.8)	(44.4)	(0.4)
WW	149	271	(44.8)	(44.4)	(0.4)
ZYTIGA / abiraterone acetate
US	233	527	(55.8)	(55.8)	—
Intl	508	431	17.8	21.1	(3.3)
WW	741	958	(22.7)	(21.2)	(1.5)
OTHER ONCOLOGY
US	91	71	26.7	26.7	—
Intl	95	85	12.2	16.7	(4.5)
WW	186	156	18.8	21.3	(2.5)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2019	2018	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

PULMONARY HYPERTENSION
US	$427	425	0.5%	0.5%	—%
Intl	227	231	(1.6)	0.6	(2.2)
WW	654	656	(0.3)	0.5	(0.8)
OPSUMIT
US	206	182	12.9	12.9	—
Intl	140	128	10.1	13.2	(3.1)
WW	347	310	11.7	13.0	(1.3)
TRACLEER / bosentan
US	19	69	(72.4)	(72.4)	—
Intl	46	70	(32.8)	(33.5)	0.7
WW	65	139	(52.7)	(53.0)	0.3
UPTRAVI
US	185	154	20.2	20.2	—
Intl	25	17	52.1	58.7	(6.6)
WW	210	171	23.4	24.0	(0.6)
OTHER
US	17	20	(10.1)	(10.1)	—
Intl	15	16	(15.4)	(11.6)	(3.8)
WW	31	36	(12.6)	(10.8)	(1.8)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2019	2018	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$955	1,026	(6.9)%	(6.9)%	—%
Intl	360	365	(1.3)	1.1	(2.4)
WW	1,316	1,391	(5.4)	(4.8)	(0.6)
XARELTO
US	613	612	0.1	0.1	—
Intl	—	—	—	—	—
WW	613	612	0.1	0.1	—
INVOKANA / INVOKAMET
US	125	150	(16.6)	(16.6)	—
Intl	55	40	33.9	37.8	(3.9)
WW	179	190	(5.8)	(5.0)	(0.8)
PROCRIT / EPREX
US	126	178	(29.6)	(29.6)	—
Intl	72	77	(5.7)	(4.4)	(1.3)
WW	198	255	(22.4)	(22.0)	(0.4)
OTHER
US	91	86	8.1	8.1	—
Intl	234	248	(5.7)	(3.2)	(2.5)
WW	325	334	(2.2)	(0.3)	(1.9)

TOTAL PHARMACEUTICAL
US	6,340	6,097	4.0	4.0	—
Intl	4,537	4,249	6.8	10.0	(3.2)
WW	$10,877	10,346	5.1%	6.4%	(1.3)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2019	2018	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (5)

DIABETES CARE (5)
US	$—	125	*%	*%	—%
Intl	—	190	*	*	*
WW	—	315	*	*	*

INTERVENTIONAL SOLUTIONS
US	357	320	11.5	11.5	—
Intl	382	333	15.3	17.0	(1.7)
WW	741	653	13.4	14.3	(0.9)

ORTHOPAEDICS
US	1,301	1,284	1.2	1.2	—
Intl	837	827	1.2	4.1	(2.9)
WW	2,138	2,111	1.2	2.3	(1.1)

HIPS
US	204	201	1.1	1.1	—
Intl	133	129	2.7	5.7	(3.0)
WW	336	330	1.7	2.9	(1.2)

KNEES
US	209	215	(2.7)	(2.7)	—
Intl	136	126	7.9	10.8	(2.9)
WW	344	341	1.2	2.3	(1.1)

TRAUMA
US	415	395	5.1	5.1	—
Intl	262	259	1.0	4.2	(3.2)
WW	677	654	3.5	4.7	(1.2)

SPINE & OTHER
US	472	473	(0.2)	(0.2)	—
Intl	306	313	(2.0)	0.6	(2.6)
WW	778	786	(0.9)	0.1	(1.0)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2019	2018	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (5) (Continued)

SURGERY
US	$940	1,016	(7.4)%	(7.4)%	—%
Intl	1,371	1,360	0.8	3.5	(2.7)
WW	2,311	2,376	(2.7)	(1.2)	(1.5)

ADVANCED
US	409	421	(2.8)	(2.8)	—
Intl	602	555	8.3	11.2	(2.9)
WW	1,010	976	3.6	5.2	(1.6)

GENERAL
US	443	423	4.7	4.7	—
Intl	659	657	0.2	2.9	(2.7)
WW	1,101	1,080	1.9	3.6	(1.7)

SPECIALTY
US	88	172	(48.0)	(48.0)	—
Intl	110	148	(25.0)	(23.1)	(1.9)
WW	200	320	(37.4)	(36.5)	(0.9)

VISION
US	459	452	1.4	1.4	—
Intl	734	680	8.0	9.1	(1.1)
WW	1,193	1,132	5.4	6.1	(0.7)

CONTACT LENSES / OTHER
US	339	319	6.2	6.2	—
Intl	555	516	7.4	8.4	(1.0)
WW	893	835	7.0	7.6	(0.6)
SURGICAL
US	120	133	(10.0)	(10.0)	—
Intl	180	164	9.9	11.3	(1.4)
WW	299	297	0.9	1.7	(0.8)

TOTAL MEDICAL DEVICES
US	3,057	3,197	(4.4)	(4.4)	—
Intl	3,326	3,390	(1.9)	0.3	(2.2)
WW	$6,383	6,587	(3.1)%	(2.0)%	(1.1)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2019	2018	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$277	306	(9.5)%	(9.5)%	—%
Intl	977	1,079	(9.5)	(3.7)	(5.8)
WW	1,254	1,385	(9.5)	(5.0)	(4.5)

BEAUTY
US	1,810	1,791	1.1	1.1	—
Intl	1,633	1,480	10.4	15.3	(4.9)
WW	3,443	3,271	5.3	7.5	(2.2)

ORAL CARE
US	462	472	(2.1)	(2.1)	—
Intl	673	684	(1.7)	3.7	(5.4)
WW	1,135	1,156	(1.8)	1.3	(3.1)

OTC
US	1,468	1,359	8.0	8.0	—
Intl	1,781	1,827	(2.5)	2.7	(5.2)
WW	3,249	3,186	2.0	5.0	(3.0)

WOMEN'S HEALTH
US	9	10	(3.8)	(3.8)	—
Intl	724	782	(7.5)	0.4	(7.9)
WW	733	792	(7.4)	0.4	(7.8)

WOUND CARE / OTHER
US	343	344	(0.4)	(0.4)	—
Intl	173	183	(5.0)	(1.1)	(3.9)
WW	516	527	(2.0)	(0.7)	(1.3)

TOTAL CONSUMER
US	4,369	4,282	2.0	2.0	—
Intl	5,962	6,035	(1.2)	4.3	(5.5)
WW	$10,331	10,317	0.1%	3.4%	(3.3)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2019	2018	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4)

IMMUNOLOGY
US	$7,124	6,717	6.1%	6.1%	—%
Intl	3,304	3,061	8.0	13.9	(5.9)
WW	10,428	9,778	6.7	8.5	(1.8)
REMICADE
US	2,324	2,821	(17.6)	(17.6)	—
US Exports (3)	226	346	(34.7)	(34.7)	—
Intl	795	921	(13.7)	(8.6)	(5.1)
WW	3,345	4,088	(18.2)	(17.0)	(1.2)
SIMPONI / SIMPONI ARIA
US	857	779	10.0	10.0	—
Intl	816	823	(0.8)	4.6	(5.4)
WW	1,673	1,602	4.5	7.2	(2.7)
STELARA
US	3,152	2,460	28.1	28.1	—
Intl	1,509	1,252	20.5	27.1	(6.6)
WW	4,661	3,712	25.6	27.8	(2.2)
TREMFYA
US	565	311	81.7	81.7	—
Intl	177	58	*	*	*
WW	742	369	*	*	*
OTHER IMMUNOLOGY (4)
US	—	—	—	—	—
Intl	8	7	13.7	14.4	(0.7)
WW	8	7	13.7	14.4	(0.7)

INFECTIOUS DISEASES
US	1,162	1,006	15.5	15.5	—
Intl	1,385	1,496	(7.4)	(1.2)	(6.2)
WW	2,547	2,502	1.8	5.5	(3.7)
EDURANT / rilpivirine
US	36	42	(14.3)	(14.3)	—
Intl	603	581	3.8	10.1	(6.3)
WW	639	623	2.6	8.5	(5.9)
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	1,032	847	21.8	21.8	—
Intl	534	613	(12.8)	(6.5)	(6.3)
WW	1,566	1,460	7.3	9.9	(2.6)
OTHER INFECTIOUS DISEASES
US	94	117	(19.6)	(19.6)	—
Intl	248	302	(18.2)	(12.1)	(6.1)
WW	342	419	(18.6)	(14.2)	(4.4)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2019	2018	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

NEUROSCIENCE
US	$2,172	1,914	13.5%	13.5%	—%
Intl	2,590	2,663	(2.7)	2.4	(5.1)
WW	4,762	4,577	4.0	7.0	(3.0)
CONCERTA / methylphenidate
US	196	191	2.9	2.9	—
Intl	348	322	8.0	12.9	(4.9)
WW	544	513	6.1	9.2	(3.1)
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	1,543	1,306	18.1	18.1	—
Intl	916	859	6.7	13.0	(6.3)
WW	2,459	2,165	13.6	16.1	(2.5)
RISPERDAL CONSTA
US	237	238	(0.5)	(0.5)	—
Intl	292	321	(9.1)	(3.2)	(5.9)
WW	528	559	(5.4)	(2.1)	(3.3)
OTHER NEUROSCIENCE
US	196	179	9.7	9.7	—
Intl	1,035	1,161	(10.9)	(6.8)	(4.1)
WW	1,231	1,340	(8.2)	(4.6)	(3.6)

ONCOLOGY
US	3,146	3,268	(3.7)	(3.7)	—
Intl	4,830	4,087	18.2	25.2	(7.0)
WW	7,976	7,355	8.4	12.3	(3.9)
DARZALEX
US	1,123	880	27.6	27.6	—
Intl	1,045	561	86.2	98.7	(12.5)
WW	2,168	1,441	50.4	55.3	(4.9)
IMBRUVICA
US	1,163	811	43.5	43.5	—
Intl	1,373	1,101	24.6	33.0	(8.4)
WW	2,536	1,912	32.6	37.4	(4.8)
VELCADE
US	—	—	—	—	—
Intl	636	864	(26.3)	(22.8)	(3.5)
WW	636	864	(26.3)	(22.8)	(3.5)
ZYTIGA / abiraterone acetate
US	616	1,420	(56.6)	(56.6)	—
Intl	1,502	1,292	16.2	22.1	(5.9)
WW	2,118	2,712	(21.9)	(19.1)	(2.8)
OTHER ONCOLOGY
US	245	157	54.7	54.7	—
Intl	274	269	2.1	8.9	(6.8)
WW	519	426	21.6	25.9	(4.3)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2019	2018	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

PULMONARY HYPERTENSION
US	$1,296	1,215	6.6%	6.6%	—%
Intl	704	691	1.9	7.3	(5.4)
WW	2,000	1,906	4.9	6.9	(2.0)
OPSUMIT
US	581	511	13.7	13.7	—
Intl	419	381	10.2	16.4	(6.2)
WW	1,001	892	12.2	14.9	(2.7)
TRACLEER / bosentan
US	121	208	(41.8)	(41.8)	—
Intl	164	214	(23.3)	(20.8)	(2.5)
WW	285	422	(32.4)	(31.1)	(1.3)
UPTRAVI
US	536	433	23.9	23.9	—
Intl	75	49	52.8	61.5	(8.7)
WW	611	482	26.8	27.7	(0.9)
OTHER
US	58	63	(8.9)	(8.9)	—
Intl	46	47	(3.0)	5.4	(8.4)
WW	103	110	(6.4)	(2.9)	(3.5)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2019	2018	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$2,804	3,230	(13.2)%	(13.2)%	—%
Intl	1,131	1,196	(5.4)	(0.7)	(4.7)
WW	3,936	4,426	(11.1)	(9.8)	(1.3)
XARELTO
US	1,704	1,869	(8.9)	(8.9)	—
Intl	—	—	—	—	—
WW	1,704	1,869	(8.9)	(8.9)	—
INVOKANA / INVOKAMET
US	411	523	(21.3)	(21.3)	—
Intl	147	130	12.3	17.9	(5.6)
WW	558	653	(14.6)	(13.4)	(1.2)
PROCRIT / EPREX
US	387	523	(26.1)	(26.1)	—
Intl	220	244	(9.8)	(6.4)	(3.4)
WW	607	767	(20.9)	(19.8)	(1.1)
OTHER
US	302	315	(3.8)	(3.8)	—
Intl	765	822	(6.9)	(2.0)	(4.9)
WW	1,067	1,137	(6.1)	(2.5)	(3.6)

TOTAL PHARMACEUTICAL
US	17,705	17,350	2.0	2.0	—
Intl	13,945	13,194	5.7	11.7	(6.0)
WW	$31,650	30,544	3.6%	6.2%	(2.6)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2019	2018	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (5)

DIABETES CARE (5)
US	$—	371	*%	*%	—%
Intl	—	638	*	*	*
WW	—	1,009	*	*	*

INTERVENTIONAL SOLUTIONS
US	1,066	947	12.6	12.6	—
Intl	1,156	1,013	14.2	19.0	(4.8)
WW	2,223	1,960	13.4	15.9	(2.5)

ORTHOPAEDICS
US	3,950	3,923	0.7	0.7	—
Intl	2,616	2,700	(3.1)	2.0	(5.1)
WW	6,566	6,623	(0.9)	1.2	(2.1)

HIPS
US	633	621	1.8	1.8	—
Intl	428	432	(0.8)	4.7	(5.5)
WW	1,061	1,053	0.7	3.0	(2.3)

KNEES
US	650	672	(3.3)	(3.3)	—
Intl	435	438	(0.6)	4.4	(5.0)
WW	1,085	1,110	(2.2)	(0.2)	(2.0)

TRAUMA
US	1,239	1,196	3.6	3.6	—
Intl	795	829	(4.1)	1.0	(5.1)
WW	2,034	2,025	0.4	2.5	(2.1)

SPINE & OTHER
US	1,427	1,434	(0.5)	(0.5)	—
Intl	957	1,001	(4.4)	0.6	(5.0)
WW	2,384	2,435	(2.1)	0.0	(2.1)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2019	2018	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (5) (Continued)

SURGERY
US	$2,867	3,031	(5.4)%	(5.4)%	—%
Intl	4,192	4,283	(2.1)	3.2	(5.3)
WW	7,059	7,314	(3.5)	(0.4)	(3.1)

ADVANCED
US	1,209	1,216	(0.6)	(0.6)	—
Intl	1,811	1,731	4.6	10.1	(5.5)
WW	3,019	2,947	2.4	5.7	(3.3)

GENERAL
US	1,311	1,282	2.3	2.3	—
Intl	1,998	2,094	(4.6)	0.6	(5.2)
WW	3,309	3,376	(2.0)	1.2	(3.2)

SPECIALTY
US	347	533	(34.9)	(34.9)	—
Intl	383	458	(16.2)	(11.1)	(5.1)
WW	731	991	(26.2)	(23.9)	(2.3)

VISION
US	1,366	1,351	1.1	1.1	—
Intl	2,117	2,069	2.3	6.1	(3.8)
WW	3,483	3,420	1.8	4.1	(2.3)

CONTACT LENSES / OTHER
US	993	948	4.7	4.7	—
Intl	1,566	1,538	1.8	5.7	(3.9)
WW	2,559	2,486	2.9	5.4	(2.5)
SURGICAL
US	373	403	(7.4)	(7.4)	—
Intl	551	531	3.7	7.3	(3.6)
WW	923	934	(1.1)	0.9	(2.0)

TOTAL MEDICAL DEVICES
US	9,249	9,623	(3.9)	(3.9)	—
Intl	10,082	10,703	(5.8)	(1.0)	(4.8)
WW	$19,331	20,326	(4.9)%	(2.4)%	(2.5)%

Note: Columns and rows within tables may not add due to rounding. Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

* Percentage greater than 100% or not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Reported as U.S. sales
(4) Prior year amounts have been reclassified to conform to current year product disclosure
(5) Reflects LifeScan divestiture October 2, 2018